Sanford C. Bernstein Fund, Inc.
                             Foreign-Stock Portfolio
                             International Portfolio


                   Supplement dated September 17, 2003, to the
                       Prospectus dated September 2, 2003




         The paragraph under the heading "Making Investment Decisions for the Portfolio - Changing the investment objective and policies of the Portfolio; when shareholder approval is required:" on page 7 is deleted and replaced in its entirety with the following:

                             The investment objective and policies are not
                  fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objective of the Portfolio is implemented.